UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 14, 2026

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, 12th Floor, Reno, Nevada 89501

(Address of principal executive offices) (Zip Code)

(775) 328-0100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2026, Jesse Lynn and Ted Papapostolou informed the Executive Chairman of the Board of Directors (the “Board”) of Caesars Entertainment, Inc., a Delaware corporation (the “Company”), that they have decided to resign from the Board effective immediately. The Icahn Group also waived their right to appoint replacement directors under the Director Appointment and Nomination Agreement, dated March 17, 2025.

Item 8.01	Other Events.

Supplemental Disclosures to the Definitive Proxy Statement

The supplemental information contained in this Current Report on Form 8-K (this “Current Report”) supplements the disclosures contained in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 25, 2026 (the “Definitive Proxy Statement”), which should be read in its entirety.

As previously disclosed, on May 27, 2026, the Company, Fertitta Gaming Holdco, LLC, a Nevada limited liability company (“Fertitta Entertainment”), Empire Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Fertitta Entertainment (“Merger Sub”), Landry’s Fertitta, LLC, a Texas limited liability company (“Guarantor”) solely for the purposes of Section 9.14 therein, and Hospitality Headquarters, Inc., a Texas corporation, solely for the purposes of Section 9.14(j) therein, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and direct wholly owned subsidiary of Fertitta Entertainment (the “Merger”).

Second Request

On September 14, 2026, the Company and Fertitta Entertainment each received a request for additional information and documentary materials (the “Second Request”) from the Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the Merger. The effect of the Second Request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), until 30 days after each of the Company and Fertitta Entertainment has substantially complied with the Second Request issued to it, unless that period is extended voluntarily by the parties or terminated sooner by the FTC.

The Company and Fertitta Entertainment intend to continue to work cooperatively with the FTC in its review of the Merger. Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Clarification Regarding Internet and Telephone Proxy Deadline

The Company is also providing this supplemental disclosure to clarify the deadline applicable to stockholders of record who wish to submit or change a proxy through the Internet or by telephone. Although the Definitive Proxy Statement includes references to 11:59 p.m. Pacific Time on September 21, 2026, the correct deadline is 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on September 21, 2026, as reflected on the accompanying proxy card. Accordingly, each reference in the Definitive Proxy Statement to “11:59 p.m. Pacific Time” as the deadline for submitting or changing a proxy through the Internet or by telephone should instead be read as “11:59 p.m. Eastern Time (8:59 p.m. Pacific Time).”

Stockholders whose shares are held through a broker, bank or other nominee should follow the voting instructions and applicable deadlines provided by that broker, bank or other nominee. Any proxy previously and properly submitted by a stockholder remains valid and will be voted as instructed unless it is subsequently revoked or superseded.

Except as expressly supplemented by this Current Report, the Definitive Proxy Statement remains unchanged. This Current Report should be read together with the Definitive Proxy Statement in its entirety.

Certain Information Regarding Participants

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in respect of the proposed transaction under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the Definitive Proxy Statement. You may also find additional information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 17, 2026, the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 23, 2026, and, to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the Definitive Proxy Statement in its entirety before making any voting or investment decisions.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations, including statements regarding the proposed transaction, the ability of the Company and Fertitta Entertainment to complete the proposed transaction, the expected timing thereof, the anticipated financing of the proposed transaction, required regulatory approvals, and statements regarding the future prospects of the Company and its business following the completion of the proposed transaction. These forward-looking statements are based on the current expectations of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “will,” “goal,” “may,” “intend” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include: (a) risks related to the combination of the Company and Fertitta Entertainment and the integration of their respective businesses and assets; (b) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals for the proposed transaction or the failure to satisfy the other conditions to the consummation of the proposed transaction; (c) the risk that the financing required to fund the proposed transaction is not obtained on the terms anticipated or at all; (d) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction, such as the ability of the Company to maintain relationships with its customers, suppliers and others with whom it does business; (e) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; (f) the possibility that the anticipated benefits of the proposed transaction, including cost savings and expected synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the two companies; (g) conditions imposed on the companies in order to obtain required regulatory approvals; (h) uncertainties in the global economy and credit markets and its potential impact on Fertitta Entertainment’s ability to finance the proposed transaction; (i) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (j) disruption of the Company’s current plans and operations or diversion of management’s attention from ongoing business operations and opportunities; (k) the ability to retain and hire certain key employees of the Company; (l) risks associated with increased leverage from the proposed transaction; (m) changes in the value of the Company’s common stock between the date of the Merger Agreement and the closing of the proposed transaction or that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (n) competitive responses to the proposed transaction; (o) legislative, regulatory and economic developments; (p) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (q) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (r) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; (s) other factors that could affect the Company’s business such as, without limitation, changes in national, regional and local economic and market conditions, legislative and regulatory matters, increases in gaming taxes and fees in the jurisdictions in which we operate, litigation, increased competition, reliance on key personnel, our ability to comply with covenants in our debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to our properties), the effects of environmental and structural building conditions, the effects of disruptions to our information technology and other systems and infrastructure and factors affecting the gaming, entertainment and hospitality industries generally; (t) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time or at all and (u) those additional risks and factors discussed in reports filed by the Company with the SEC from time to time, including those discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its most recently filed report on Form 10-K for the year ended December 31, 2025, as updated by the Company’s subsequent periodic reports filed with the SEC, including the Company’s report on Form 10-Q for the quarterly period ended June 30, 2026. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. The forward-looking statements in this Current Report speak only as of the date of this Current Report. These factors are difficult to anticipate and are generally beyond the control of the Company. The Company does not undertake any obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2026	CAESARS ENTERTAINMENT, INC.

	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Chief Legal Officer, Executive Vice President and Secretary